UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2017

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street, Suite A
Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[   ]

Explanatory Note

On May 4, 2017, Klondex Mines Ltd. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) that included certain exhibits for which confidential treatment was requested from the Securities and Exchange Commission (the “SEC”). The purpose of this amendment on Form 8-K (this “Amendment”) is to refile Exhibit 2.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.4, and Exhibit 10.5, in each case, to include certain information that was previously redacted. Exhibits 2.2, 10.1, 10.2, 10.4, and 10.5 attached hereto, supersede, respectively, Exhibits 2.2, 10.1, 10.2, 10.4, and 10.5 filed with the Original Form 8-K. No amendments are being made to Exhibit 2.1 and Exhibit 10.3 filed with the Original Form 8-K.

This Amendment should be read in conjunction with the Original Form 8-K and the Company’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit	Description
2.1#†	Membership Interest Purchase Agreement dated July 25, 2016*
2.2#	Asset Purchase Agreement dated December 16, 2015*
10.1#	Secured Revolving Facility Agreement Dated March 23, 2016
10.2	Amendment No. 1 to the Facility Agreement
10.3†	Amendment No. 2 to the Facility Agreement
10.4#	Amendment No. 3 to the Facility Agreement
10.5#	Gold Purchase Agreement dated February 11, 2014

* Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to each of the Membership Interest Purchase Agreement and the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.

# Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the SEC.

†Previously filed with the registrant’s Current Report on Form 8-K filed with the SEC on May 4, 2017

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: July 27, 2017	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1#†	Membership Interest Purchase Agreement dated July 25, 2016*
2.2#	Asset Purchase Agreement dated December 16, 2015*
10.1#	Secured Revolving Facility Agreement Dated March 23, 2016
10.2	Amendment No. 1 to the Facility Agreement
10.3†	Amendment No. 2 to the Facility Agreement
10.4#	Amendment No. 3 to the Facility Agreement
10.5#	Gold Purchase Agreement dated February 11, 2014

* Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to each of the Membership Interest Purchase Agreement and the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.

# Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the SEC.

†Previously filed with the registrant’s Current Report on Form 8-K filed with the SEC on May 4, 2017